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                                                                    EXHIBIT 23.2


             (LETTERHEAD OF SINGER, LEWAK, GREENBAUM AND GOLDSTEIN)



               Consent of Independent Certified Public Accountants



We hereby consent to the use in this Registration Statement on Form 10-K of our report, dated December 15, 1999, relating to the consolidated financial statements of Certron Corporation and subsidiary.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
January 29, 2001